                                                                    EXHIBIT 10.3



                              SECOND AMENDMENT TO
                              --------------------
               ACCOUNTS FINANCING AGREEMENT [SECURITY AGREEMENT]
               -------------------------------------------------


       THIS SECOND AMENDMENT TO ACCOUNTS FINANCING AGREEMENT [SECURITY AGREEMENT] (this "Amendment") is made and entered into as of the ____ day of
                  ---------
January, 1995, but effective for all purposes on the date on which all of the conditions precedent set forth in Article IV hereof have been either satisfied
                                  ----------
or specifically waived (the "Effective Date"), by and among CONGRESS FINANCIAL
                             --------------
CORPORATION (SOUTHWEST), a Texas corporation ("Lender"), CURRENT TECHNOLOGY,
                                               ------
INC., a Delaware corporation ("Current Technology"), ELECTRO-MECH, INC., a
                               ------------------
Nevada corporation ("Electro-Mech"), and FLO CONTROL, INC., a Delaware
                     ------------
corporation ("Flo Control") (Current Technology, Electro-Mech and Flo Control
              -----------
are collectively referred to herein as "Borrowers").
                                        ---------

                                    RECITALS

       WHEREAS, Borrowers, MoldCon, Inc., a Delaware corporation ("MoldCon"),
                                                                   -------
Tri-Tec Engineering Corporation, a Delaware corporation ("Tri-Tec") (Borrowers,
                                                          -------
MoldCon and Tri-Tec are collectively referred to herein as the "Original
                                                                --------
Borrowers"), and Lender are parties to that certain Accounts Financing Agreement
- - - ---------
[Security Agreement] dated March 3, 1992 (together with any supplements or riders thereto, the "Loan Agreement").
                     --------------

       WHEREAS, in connection with the Loan Agreement, Original Borrowers executed that certain letter regarding inventory loans dated March 3, 1992 (the "Original Inventory Letter").
 -------------------------

       WHEREAS, the Loan Agreement and the Original Inventory Letter were amended by that certain First Amendment to Accounts Financing Agreement [Security Agreement] dated March 11, 1994 by and among Original Borrowers and Lender (the "First Amendment"). The Loan Agreement, as amended by the First
             ---------------
Amendment and as otherwise amended or modified from time to time is hereinafter referred to as the "Agreement". The Original Inventory Letter, as amended by
                    ---------
the First Amendment, and as otherwise amended or modified from time to time is hereinafter referred to as the "Inventory Letter".
                                ----------------

       WHEREAS, Original Borrowers have executed, as maker, a certain First Amended and Restated Revolving Credit Note dated as of March 11, 1994 (the

"Revolving Note"), payable to the order of Lender in the stated principal amount
- - - ---------------
of $4,000,000.00.

       WHEREAS, Original Borrowers have executed, as maker, a certain First Amended and Restated Term Note dated as of March 11, 1994 (the "Term Note"),
                                                                ---------
payable to the order of Lender in the original principal amount of $1,000,000.00.

       WHEREAS, effective as of July 7, 1994, MoldCon and Tri-Tec, together with various other corporations, have merged with and into National Pipe Company, a Delaware corporation ("National Pipe"), with National Pipe as the surviving
                       -------------
corporation (the "Merger").
                  ------

       WHEREAS, pursuant to the terms of (i) that certain Agreement of Purchase and Sale dated the date hereof among Buffton Corporation ("Buffton"), Flo
                                                           -------
Control, Russell J. Sarno and F.C. Acquisition, Inc., a California corporation ("F.C.A."), (ii) that certain Agreement of Purchase and Sale dated the date
  ------
hereof between Buffton, Flo Control and F.L.C. Property Acquisition, Inc., a California corporation ("F.L.C.") and (iii) that certain Agreement of Purchase
                         ------
and Sale dated the date hereof among Flo Control, Patrick Hopkins and Flo-Safe Systems, Inc., a Wisconsin corporation ("FSS") (F.C.A., F.L.C. and FSS are
                                         ---
collectively referred to as the "Purchaser") (collectively, the "Asset Purchase
                                 ---------                       --------------
Agreements"), Purchaser has agreed to purchase substantially all of the assets
- - - ----------
of Flo Control in existence on the date hereof (the "Asset Sale").
                                                     ----------

       WHEREAS, upon the consummation of the Asset Sale, Borrowers shall partially repay amounts owing to Lender under the Revolving Note and shall repay the Term Note in full.

       WHEREAS, Borrowers and Lender desire to amend the Agreement and the Inventory Letter in the manner provided below.

       NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

       Section 1.01.  Definitions.  Capitalized terms used in this Amendment, to
                      -----------
the extent not otherwise defined herein, shall have the same meaning as in the Agreement, as amended hereby.

                                   ARTICLE II
                                   AMENDMENTS
                                   ----------

       Section 2.01.  Amendment to Section 1.9 of the Agreement.  Effective as
                      -----------------------------------------
of the Effective Date, Section 1.9 of the Agreement is hereby amended and
                       -----------
restated to read in its entirety as follows:

       "1.9. 'INDEX RATE' shall mean the prime commercial interest rate from time to time publicly announced by CoreStates Bank, N.A., whether or not such announced rate is the best rate available at such bank."

       Section 2.02.  Amendment to Section 1.10 of the Agreement.  Effective as
                      ------------------------------------------
of the Effective Date, Section 1.10 of the Agreement is hereby amended and
                       ------------
restated to read in its entirety as follows:

       "1.10.  'MAXIMUM CREDIT' shall mean the amount of $2,000,000."

       Section 2.03.  Amendment to Section 1.17 of the Agreement.  Effective as
                      ------------------------------------------
of the Effective Date, Section 1.17 of the Agreement is hereby deleted in its
                       ------------
entirety.

       Section 2.04.  Amendment to Section 2.3 of the Agreement.  Effective as
                      -----------------------------------------
of the Effective Date, Section 2.3 of the Agreement is hereby amended and
                       -----------
restated to read in its entirety as follows:

              "2.3. Except in your sole discretion, the outstanding aggregate principal amount of all loans by you to us hereunder or under any supplement hereto shall not exceed the Maximum Credit at any time. Without limiting your right to demand payment of the Obligations, or any portion thereof, in accordance with any other terms of this Agreement, or any supplement hereto, in the event that the outstanding aggregate principal amount of loans by you to us exceeds the Maximum Credit or the formula set forth in Section 2.1 hereof (after giving effect to any adjustments thereto based on any supplements hereto), we shall remain liable therefor and the entire amount of such excess(es) shall, at your option, become immediately due and payable, upon your demand."

       Section 2.05.  Amendment to Section 3.8 of the Agreement.  Effective as
                      -----------------------------------------
of the Effective Date, Section 3.8 of the Agreement is hereby amended and
                       -----------
restated to read in its entirety as follows:

              "3.8. If the average outstanding daily principal balance of all loans by you to us under this Agreement or any supplement hereto in any calendar month shall be less than the Maximum Credit, we shall pay to you on or before the tenth (10th) day of the next succeeding calendar month an unused line fee equal to one-half of one percent (.50%) per annum upon the amount by which the Maximum Credit exceeds the average outstanding daily principal balance of all such loans in respect of such month."

       Section 2.06.  Amendment to Section 3.9 of the Agreement.  Effective as
                      -----------------------------------------
of the Effective Date, Section 3.9 of the Agreement is hereby amended by
                       -----------
deleting therefrom the reference therein to "$3,750.00" and replacing it with "$1,250.00".

       Section 2.07.  Amendment to Section 9.2 of the Agreement.  Effective as
                      -----------------------------------------
of the Effective Date, the first sentence of Section 9.2 to the Agreement is
                                             -----------
hereby amended and restated to read in its entirety as follows:

              "9.2. If you terminate this Agreement upon the occurrence of an Event of Default or at our request, in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of your lost profits as a result thereof, we hereby agree that we shall pay to you, upon the effective date of such termination, an early termination fee in an amount equal to: (a) five percent (5%) of the Maximum Credit if such termination occurs on or prior to March 3, 1995; (b) two and one half percent (2.5%) if such termination occurs on or prior to March 3, 1996 but after March 3, 1995; and (c) one percent (1%) of the Maximum Credit if such termination occurs after March 3, 1996 and on a day other than an anniversary of the Renewal Date."

       Section 2.08.  Amendment to Paragraph 3 of the Inventory Letter.
                      ------------------------------------------------
Effective as of the Effective Date, Paragraph 3 of the Inventory Letter is
                                    -----------
hereby amended by deleting therefrom the reference therein to "$1,750,000" and replacing it with "$500,000."

       Section 2.09.  Amendment to Rider 1.17 to the Agreement.  Effective as of
                      ----------------------------------------
the Effective Date, Rider 1.17 to the Agreement is hereby deleted in its
                    ----------
entirety.

                                  ARTICLE III
                                LIMITED RELEASE
                                ---------------

       Effective as of the Effective Date, Lender hereby releases National Pipe from any and all of its obligations arising solely as a "Borrower" under the Loan Documents (as hereinafter defined) as a result of the Merger; provided, however, National Pipe shall remain fully liable and obligated to perform its obligations as a "Guarantor" under the Loan Documents, including, without limitation, the Guarantee and Waiver dated March 3, 1992 executed by National Pipe in favor of Lender.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT
                              --------------------

       Section 4.01.  Conditions.  The effectiveness of this Amendment is
                      ----------
subject to the satisfaction of the following conditions precedent, unless specifically waived by Lender:

              (a) Lender shall have received four (4) copies of this Amendment duly executed by Borrowers;

              (b) Lender shall have received a Second Amended and Restated Revolving Credit Note, in the form of Exhibit A attached hereto, dated as of the
                                      ---------
date of this Amendment and duly executed by Borrowers;

              (c) Lender shall have received a Consent and Ratification, in the form of Exhibit B attached hereto, dated as of the date of this Amendment
            ---------
and duly executed by each of the signatories thereto ("Guarantors");
                                                       ----------

              (d) Lender shall have received a Secretary's Certificate of Directors' Resolutions and Incumbency and Shareholders' Consent dated as of the date of this Amendment, in form and substance satisfactory to Lender, certified by the Secretary of each Borrower certifying among other things, (i) that such Borrower's Board of Directors has met and has adopted, approved, consented to and ratified resolutions which authorize the execution, delivery and performance by such Borrower of this Amendment and all such other documents to which such Borrower is or is to be a party and (ii) the names of the officers of such Borrower authorized to sign this Amendment and each of such other documents to which such Borrower is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers;

               (e) Lender shall have received a notice regarding the absence of oral agreements, in the form of Exhibit C attached hereto, dated as of the
                                   ---------
date of this Amendment and duly executed by Borrowers and Guarantors;

               (f)    Lender shall have received payment of the "Prepayment
                                                                 ----------
Amount" as defined in, and in accordance with the terms and conditions of,
- - - ------
Lender's letter to Borrowers in the form of Exhibit D attached hereto;
                                            ---------

               (g) Lender shall have received the Note as defined in, and in accordance with the terms and conditions of, Lender's letter to Borrowers in the form of Exhibit E attached hereto;
        ---------

               (h) The representations and warranties contained herein, in the Agreement, as amended hereby, and/or in the other documents and agreements relating hereto or thereto (hereinafter individually referred to as a "Loan
                                                                       ----
Document" and collectively referred to as the "Loan Documents") shall be true
- - - --------                                       --------------
and correct as of the date hereof as if made on the date hereof;

               (i) No default shall have occurred under the Agreement and be continuing and no default shall exist under the Agreement unless such default has been specifically waived in writing by Lender;

               (j) Lender shall have received a letter from Borrowers regarding the application of the amount by which the Prepayment Amount exceeds the aggregate Obligations owing by Flo Control; and

               (k) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel, Hughes & Luce, L.L.P.

                                   ARTICLE V
                 RATIFICATIONS, REPRESENTATIONS AND WARRANTIES
                 ---------------------------------------------

       Section 5.01.  Ratifications.  The terms and provisions set forth in this
                      -------------
Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and the Inventory Letter and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the Inventory Letter are ratified and confirmed and shall continue in full force and effect.

       Section 5.02.  Representations and Warranties.  Each Borrower hereby
                      ------------------------------
represents and warrants to Lender that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of such Borrower and will not violate the Articles/Certificate of Incorporation or Bylaws of such Borrower, (ii) the representations and warranties contained in the

Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) such Borrower is in full compliance with all covenants and agreements contained in the Agreement and the other Loan Documents, as amended hereby, and (iv) such Borrower has not amended its Articles/Certificate of Incorporation or Bylaws since March 3, 1992, except as disclosed to Lender in writing contemporaneously with the execution of this Amendment.

                                   ARTICLE VI
                                 MISCELLANEOUS
                                 -------------

       Section 6.01.  Survival of Representations and Warranties. All
                      ------------------------------------------
representations and warranties made in the Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

       Section 6.02.  Reference to Agreement.  Each of the Loan Documents,
                      ----------------------
including the Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement or the Inventory Letter shall mean a reference to the Agreement and the Inventory Letter, as each is amended hereby.

       Section 6.03.  Expenses of Lender.  As provided in the Agreement,
                      ------------------
Borrowers agree to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including without limitation the costs and fees of Lender's legal counsel.

       Section 6.04.  Severability.  Any provision of this Amendment held by a
                      ------------
court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable. Furthermore, in lieu of each such invalid or unenforceable provision there shall be added automatically as a part of this Amendment a valid and enforceable provision that comes closest to expressing the intention of such invalid or unenforceable provision.

       SECTION 6.05.     APPLICABLE LAW.  THIS AMENDMENT AND ALL OTHER LOAN
                         --------------
DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

       Section 6.06.  Successors and Assigns.  This Amendment is binding upon
                      ----------------------
and shall inure to the benefit of Lender and Borrowers and their respective successors and assigns, except

Borrowers may not assign or transfer any of their rights or obligations hereunder without the prior written consent of Lender.

       Section 6.07.  Counterparts.  This Amendment may be executed in one or
                      ------------
more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

       Section 6.08.  Effect of Waiver.  No consent or waiver, express or
                      ----------------
implied, by Lender to or for any breach of or deviation from any covenant, condition or duty of the Agreement shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

       Section 6.09.  Headings.  The headings, captions and arrangements used in
                      --------
this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

       IN WITNESS WHEREOF, this Amendment has been duly executed by Borrowers and Lender as of the date first above written.


                                 CURRENT TECHNOLOGY, INC.
                                 ELECTRO-MECH, INC.
                                 FLO CONTROL, INC.



                                 By:___________________________________________
                                 Name:   Robert H. McLean
                                 Title: President and/or
                                          Chairman of the Board



       AGREED AND ACCEPTED as of January __, 1995.

                                 CONGRESS FINANCIAL CORPORATION
                                 (SOUTHWEST)




                                 By:___________________________________________
                                 Name:_________________________________________
                                 Title:________________________________________

                                  EXHIBIT A

                       FORM OF FIRST AMENDED AND RESTATED
                       ----------------------------------
                             REVOLVING CREDIT NOTE
                             ---------------------

                                [SEE ATTACHMENT]










                                   Exhibit A

                                   EXHIBIT B

                        FORM OF CONSENT AND RATIFICATION
                        --------------------------------


                                [SEE ATTACHMENT]









                                   Exhibit B

                                   EXHIBIT C

              FORM OF NOTICE REGARDING ABSENCE OF ORAL AGREEMENTS
              ---------------------------------------------------


                                [SEE ATTACHMENT]










                                   Exhibit C

                                   EXHIBIT D

                         FORM OF PARTIAL PAYDOWN LETTER
                         ------------------------------


                                [SEE ATTACHMENT]










                                   Exhibit D

                                   EXHIBIT E

                            FORM OF LETTER AGREEMENT
                            ------------------------

                                [SEE ATTACHMENT]











                                   Exhibit E